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                                                                    Exhibit 10.8

                    FIRST AMENDMENT TO STOCKHOLDERS AGREEMENT

         This First Amendment to Stockholders Agreement is made as of July 14, 1997, between Principal Hospital Company, an Oregon corporation (the "Company") (formerly known as Brim, Inc.), Golder, Thoma, Cressey, Rauner Fund IV, L.P., a Delaware limited partnership, ("GTCR") Leeway & Co., a Massachusetts general partnership, Martin S. Rash ("Rash"), Richard D. Gore ("Gore"), and the other undersigned stockholders of the Company.

         Each of the undersigned is a party to a Stockholders Agreement, dated as of December 17, 1996 (the "Stockholders Agreement") among the Company, GTCR, Leeway & Co., Rash, Gore, First Union Corporation of Virginia, AmSouth Bancorporation, PHC of Delaware, Inc., a Delaware corporation (formerly known as Principal Hospital Company) and certain other individuals listed on a Schedule I to the Stockholders Agreement.

         Section 23 of the Stockholders Agreement provides that an amendment to the Stockholders Agreement must be approved in writing by the Company and the holders of at least 90% of the Stockholder Shares (as such term is defined in the Stockholders Agreement). The undersigned stockholders hold an aggregate of over 90% of the Stockholder Shares.

         Section 6(d) of the Stockholders Agreement is hereby amended by deleting the final sentence of Section 6(d) in its entirety and replacing it with the following:

         A number of shares (rounded to the nearest whole number) equal to 85.3547% of any shares of Common Stock purchased pursuant by Rash pursuant to this Section 6 shall constitute "Vesting Shares" under Rash's Senior Management Agreement, and a number of shares (rounded to the nearest whole number) equal to 60.7261% of any shares of Common Stock purchased pursuant by Gore pursuant to this Section 6 shall constitute "Vesting Shares" under Gore's Senior Management Agreement.

         All other provisions of the Stockholders Agreement shall remain in full force and effect. This First Amendment to Stockholders Agreement may be executed simultaneously in two or more counterparts, any of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.



                                *   *   *   *



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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to
Stockholders Agreement on the date first written above.

                                   PRINCIPAL HOSPITAL COMPANY

                                   By: /s/ Martin S. Rash
                                       -------------------------------------
                                   Its: President


                                   GOLDER, THOMA, CRESSEY, RAUNER
                                    FUND IV, L.P.

                                   By:    GTCR IV, L.P.,
                                          its General Partner

                                   By:    Golder, Thoma, Cressey, Rauner, Inc.,
                                          its General Partner

                                   By: /s/ Joseph P. Nolan
                                       -------------------------------------
                                   Its:  Principal


                                   LEEWAY & CO.

                                   By:  State Street Bank & Trust Company
                                        its Partner

                                   By: /s/ Kimberly A. Moynihan
                                       -------------------------------------
                                   Its: Assistant Secretary


                                   FIRST UNION CORPORATION OF VIRGINIA

                                   By: ___________________________________
                                   Its: __________________________________


                                   AMSOUTH BANCORPORATION

                                   By: ___________________________________
                                   Its: __________________________________




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                                 PHC OF DELAWARE, INC.

                                 By: ___________________________________
                                 Its: __________________________________


                                 BRIM CAPITAL CORPORATION

                                 By: ___________________________________
                                 Its: __________________________________


                                 SSS CAPITAL CORPORATION

                                 By: ___________________________________
                                 Its: __________________________________


                                 CTK CAPITAL CORPORATION

                                 By: ___________________________________
                                 Its: __________________________________



                                 /s/ Martin S. Rash
                                 -------------------------------------
                                 Martin S. Rash

                                 /s/ Richard D. Gore
                                 -------------------------------------
                                 Richard D. Gore

                                 -------------------------------------
                                 Michael Barry

                                 /s/ Steve Taylor
                                 -------------------------------------
                                 Steve Taylor

                                 -------------------------------------
                                 John Miller

                                 -------------------------------------
                                 Kathleen Sego

                                 -------------------------------------
                                 James McKinney


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                                 -------------------------------------
                                 Gary Edwards

                                 -------------------------------------
                                 David Woodland

                                 -------------------------------------
                                 Christine Craft